                                                                    EXHIBIT 10.9

                             AMENDED AND RESTATED
                             DIRECTOR'S RETIREMENT
                               PAYMENT AGREEMENT



     THIS AMENDED AND RESTATED DIRECTOR'S RETIREMENT PAYMENT AGREEMENT, entered into as of the 1st day of May, 1984 and amended and restated this the 14th day of December, 1995 (this "Agreement"), by and between Home Savings Bank, SSB, a mutual savings bank organized and existing under the laws of the State of North Carolina (the "Bank"), and Edmund T. Buckman, Jr. (the "Director").


                             W I T N E S S E T H:


     WHEREAS, after May 1, 1984, the Bank converted its charter to a state savings bank charter and changed its name from "Home Savings and Loan Association" to "Home Savings Bank, SSB;"

     WHEREAS, the Director is rendering valuable service to the Bank and it is the desire of the Bank to have the benefit of his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death;

     WHEREAS, the Director heretofore deferred receipt of director's fees in the amount of $250.00 per month from May 1, 1984 through April 30, 1989; and

     WHEREAS, the parties desire to amend the Agreement and to restate the Agreement as amended.

     NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     Section 1.  Deferral Election.  The Director heretofore has deferred the
     ---------   -----------------
receipt by him of director's fees as described above. In exchange for such deferral, the Director shall receive from the Bank the benefits hereinafter described. Except as otherwise specifically provided herein, in order to receive benefits under this Agreement, the Director must be a director of the Bank as of his 65th birthday.

     Section 2.  Retirement Benefits.  Upon the occurrence of the Director's
     ---------   -------------------
65th birthday (except as otherwise specifically provided herein), the Bank will pay to him $1,054 per month for a continuous period of 120 months. Such continuous monthly installment payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director's 65th birthday shall occur. In the event that the Director should die after becoming entitled to receive such installment payments but before all such payments have been made, the Bank will pay all remaining installment payments to such beneficiary or beneficiaries as the Director has designated in writing to the Bank (the "Beneficiaries"). In the event of the death of the last living Beneficiary before all remaining installment payments have been made, the balance of any payments which remain unpaid at such Beneficiary's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, any payments remaining unpaid at the Director's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 3.  Pre-Retirement Death Benefits.  Should the Director die prior
     ---------   -----------------------------
to the occurrence of his 65th birthday, the Bank will pay $1,054 per month for a continuous period of 120 months to the Beneficiary or Beneficiaries of the Director. The first such monthly installment payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director died. In the event of the death of the last living Beneficiary before all installment payments shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, any payments remaining unpaid at the Director's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 4.  Termination Benefits.  Except as provided in Section 5 hereof,
     ---------   --------------------
if the Director terminates his service as a director of the Bank, for any reason other than death or the attainment of his 65th birthday, he (or his Beneficiary) shall be entitled to the benefits set forth in Section 2 of this Agreement, commencing on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director's 65th birthday or, if earlier, death occurs.

     Section 5.  Extraordinary Transactions.  In the event that the Director's
     ---------   --------------------------
service as a director of the Bank is terminated for any reason coincident with or within twenty-four (24) months following a merger of the Bank with or into another business entity or the sale by the Bank of more than a majority of its assets, then the Director shall be entitled to the benefits set forth in Section 2 and the Bank shall commence to make monthly installment payments to the Director as described therein on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which such merger or asset sale is consummated.

     Section 6.  General Provisions.
     ---------   ------------------

     A. Except as otherwise provided by this Agreement, it is agreed that neither the Director, any Beneficiary nor any other person claiming any right or interest under this Agreement through the Director or any Beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey any right to receive any benefits hereunder.

     B. The benefits and rights provided under this Agreement are in addition to, and are independent of, those benefits and rights provided under any other agreements between the parties hereto. This Agreement shall not be deemed to constitute an agreement of employment or for services between the parties hereto or as conferring upon the Director the right to continue as a director of the Bank.

     C. The rights of the Director under this Agreement and of any Beneficiary shall be solely those of an unsecured creditor of the Bank. Any asset acquired by the Bank in connection with its plans to fund the Bank's liabilities hereunder shall not be deemed to be held under any trust for the benefit of the Director or his Beneficiaries or to be considered security for the performance of the obligations of the Bank, but shall be, and remain, a general, unpledged, unrestricted asset of the Bank.

     D. This Agreement and the Bank's obligations hereunder shall be binding upon its successors and permitted assigns. The Bank may not assign its rights or obligations hereunder without the Director's prior written consent. In addition, the Bank agrees it shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group of persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Director under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     E. This Agreement may be revoked or amended in whole or in part by a writing signed by both of the parties hereto.

     F. This Agreement shall be subject to and construed under the laws of the State of North Carolina.

     IN WITNESS THEREOF, the Bank has caused this Amended and Restated Director's Retirement Plan Agreement to be signed in its corporate name by its duly authorized officer, and impressed with its corporate seal, attested by its Secretary, and the Director has hereunto set his hand and seal, all on the day and year first above written.

                                        HOME SAVINGS BANK, SSB
Attest:

/s/ Ruby Adams                          By:     /s/ Thomas A. Vann
---------------------------                     ------------------------------
Ruby Adams                                      Thomas A. Vann
Secretary
                                        Title:  President

[Corporate Seal]
                                        DIRECTOR:

                                        /s/ Edmund T. Buckman, Jr.
                                        ------------------------------- (Seal)
                                        Edmund T. Buckman, Jr.

                             AMENDED AND RESTATED
                             DIRECTOR'S RETIREMENT
                               PAYMENT AGREEMENT



     THIS AMENDED AND RESTATED DIRECTOR'S RETIREMENT PAYMENT AGREEMENT, entered into as of the 1st day of January, 1987 and amended and restated this the 14th day of December, 1995 (this "Agreement"), by and between Home Savings Bank, SSB, a mutual savings bank organized and existing under the laws of the State of North Carolina (the "Bank"), and Linley H. Gibbs, Jr. (the "Director").


                             W I T N E S S E T H:


     WHEREAS, after January 1, 1987, the Bank converted its charter to a state savings bank charter and changed its name from "Home Savings and Loan Association of Washington" to "Home Savings Bank, SSB";

     WHEREAS, the Director is rendering valuable service to the Bank and it is the desire of the Bank to have the benefit of his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death;

     WHEREAS, the Director heretofore deferred receipt of director's fees in the amount of $350.00 per month from January 1, 1987 through December 31, 1994; and

     WHEREAS, the parties desire to amend the Agreement and to restate the Agreement as amended.

     NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     Section 1.  Deferral Election.  The Director heretofore has deferred the
     ---------   -----------------
receipt by him of director's fees as described above. In exchange for such deferral, the Director shall receive from the Bank the benefits hereinafter described. Except as otherwise specifically provided herein, in order to receive benefits under this Agreement, the Director must be a director of the Bank as of his 65th birthday.

     Section 2.  Retirement Benefits.  Upon the occurrence of the Director's
     ---------   -------------------
65th birthday (except as otherwise specifically provided herein), the Bank will pay to him $1,610 per month for a continuous period of 120 months. Such continuous monthly installment payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director's 65th birthday shall occur. In the event that the Director should die after becoming entitled to receive such installment payments but before all such payments have been made, the Bank will pay all remaining installment payments to such beneficiary or beneficiaries as the Director has designated in writing to the Bank (the "Beneficiaries"). In the event of the death of the last living Beneficiary before all remaining installment payments have been made, the balance of any payments which remain unpaid at such Beneficiary's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, any payments remaining unpaid at the Director's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 3.  Pre-Retirement Death Benefits.  Should the Director die prior
     ---------   -----------------------------
to the occurrence of his 65th birthday, the Bank will pay $1,610 per month for a continuous period of 120 months to the Beneficiary or Beneficiaries of the Director. The first such monthly installment payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director died. In the event of the death of the last living Beneficiary before all installment payments shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, any payments remaining unpaid at the Director's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 4.  Termination Benefits.  Except as provided in Section 5 hereof,
     ---------   --------------------
if the Director terminates his service as a director of the Bank, for any reason other than death or the attainment of his 65th birthday, he (or his Beneficiary) shall be entitled to the benefits set forth in Section 2 of this Agreement, commencing on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director's 65th birthday or, if earlier, death occurs.

     Section 5.  Extraordinary Transactions.  In the event that the Director's
     ---------   --------------------------
service as a director of the Bank is terminated for any reason coincident with or within twenty-four (24) months following a merger of the Bank with or into another business entity or the sale by the Bank of more than a majority of its assets, then the Director shall be entitled to the benefits set forth in Section 2 and the Bank shall commence to make monthly installment payments to the Director as described therein on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which such merger or asset sale is consummated.

     Section 6.  General Provisions.
     ---------   ------------------

     A. Except as otherwise provided by this Agreement, it is agreed that neither the Director, any Beneficiary nor any other person claiming any right or interest under this Agreement through the Director or any Beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey any right to receive any benefits hereunder.

     B. The benefits and rights provided under this Agreement are in addition to, and are independent of, those benefits and rights provided under any other agreements between the parties hereto. This Agreement shall not be deemed to constitute an agreement of employment or for services between the parties hereto or as conferring upon the Director the right to continue as a director of the Bank.

     C. The rights of the Director under this Agreement and of any Beneficiary shall be solely those of an unsecured creditor of the Bank. Any asset acquired by the Bank in connection with its plans to fund the Bank's liabilities hereunder shall not be deemed to be held under any trust for the benefit of the Director or his Beneficiaries or to be considered security for the performance of the obligations of the Bank, but shall be, and remain, a general, unpledged, unrestricted asset of the Bank.

     D. This Agreement and the Bank's obligations hereunder shall be binding upon its successors and permitted assigns. The Bank may not assign its rights or obligations hereunder without the Director's prior written consent. In addition, the Bank agrees it shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group of persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Director under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     E. This Agreement may be revoked or amended in whole or in part by a writing signed by both of the parties hereto.

     F. This Agreement shall be subject to and construed under the laws of the State of North Carolina.

     IN WITNESS THEREOF, the Bank has caused this Amended and Restated Director's Retirement Plan Agreement to be signed in its corporate name by its duly authorized officer, and impressed with its corporate seal, attested by its Secretary, and the Director has hereunto set his hand and seal, all on the day and year first above written.

                                    HOME SAVINGS BANK, SSB
Attest:
                                    By:  /s/ Thomas A. Vann
                                         ---------------------------------------
                                         Thomas A. Vann

/s/ Ruby Adams                      Title:    President
------------------------
Ruby Adams
Secretary

[Corporate Seal]                    DIRECTOR:


                                    /s/ Linley H. Gibbs, Jr.
                                    --------------------------------------(Seal)
                                    Linley H. Gibbs, Jr.

                             AMENDED AND RESTATED
                             DIRECTOR'S RETIREMENT
                               PAYMENT AGREEMENT



     THIS AMENDED AND RESTATED DIRECTOR'S RETIREMENT PAYMENT AGREEMENT, entered into as of the 1st day of January, 1987 and amended and restated this the 14th day of December, 1995 (this "Agreement"), by and between Home Savings Bank, SSB, a mutual savings bank organized and existing under the laws of the State of North Carolina (the "Bank"), and Frederick N. Holscher (the "Director").


                             W I T N E S S E T H:


     WHEREAS, after January 1, 1987, the Bank converted its charter to a state savings bank charter and changed its name from "Home Savings and Loan Association of Washington" to "Home Savings Bank, SSB";

     WHEREAS, the Director is rendering valuable service to the Bank and it is the desire of the Bank to have the benefit of his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death;

     WHEREAS, the Director heretofore deferred receipt of director's fees in the amount of $350.00 per month from January 1, 1987 through December 31, 1994; and

     WHEREAS, the parties desire to amend the Agreement and to restate the Agreement as amended.

     NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     Section 1.  Deferral Election.  The Director heretofore has deferred the
     ---------   -----------------
receipt by him of director's fees as described above. In exchange for such deferral, the Director shall receive from the Bank the benefits hereinafter described. Except as otherwise specifically provided herein, in order to receive benefits under this Agreement, the Director must be a director of the Bank as of his 65th birthday.

     Section 2.  Retirement Benefits.  Upon the occurrence of the Director's
     ---------   -------------------
65th birthday (except as otherwise specifically provided herein), the Bank will pay to him $3,628 per month for a continuous period of 120 months. Such continuous monthly installment payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director's 65th birthday shall occur. In the event that the Director should die after becoming entitled to receive such installment payments but before all such payments have been made, the Bank will pay all remaining installment payments to such beneficiary or beneficiaries as the Director has designated in writing to the Bank (the "Beneficiaries"). In the event of the death of the last living Beneficiary before all remaining installment payments have been made, the balance of any payments which remain unpaid at such Beneficiary's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, any payments remaining unpaid at the Director's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 3.  Pre-Retirement Death Benefits.  Should the Director die prior
     ---------   -----------------------------
to the occurrence of his 65th birthday, the Bank will pay $3,628 per month for a continuous period of 120 months to the Beneficiary or Beneficiaries of the Director. The first such monthly installment payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director died. In the event of the death of the last living Beneficiary before all installment payments shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, any payments remaining unpaid at the Director's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 4.  Termination Benefits.  Except as provided in Section 5 hereof,
     ---------   --------------------
if the Director terminates his service as a director of the Bank, for any reason other than death or the attainment of his 65th birthday, he (or his Beneficiary) shall be entitled to the benefits set forth in Section 2 of this Agreement, commencing on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director's 65th birthday or, if earlier, death occurs.

     Section 5.  Extraordinary Transactions.  In the event that the Director's
     ---------   --------------------------
service as a director of the Bank is terminated for any reason coincident with or within twenty-four (24) months following a merger of the Bank with or into another business entity or the sale by the Bank of more than a majority of its assets, then the Director shall be entitled to the benefits set forth in Section 2 and the Bank shall commence to make monthly installment payments to the Director as described therein on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which such merger or asset sale is consummated.

     Section 6.  General Provisions.
     ---------   ------------------

     A. Except as otherwise provided by this Agreement, it is agreed that neither the Director, any Beneficiary nor any other person claiming any right or interest under this Agreement through the Director or any Beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey any right to receive any benefits hereunder.

     B. The benefits and rights provided under this Agreement are in addition to, and are independent of, those benefits and rights provided under any other agreements between the parties hereto. This Agreement shall not be deemed to constitute an agreement of employment or for services between the parties hereto or as conferring upon the Director the right to continue as a director of the Bank.

     C. The rights of the Director under this Agreement and of any Beneficiary shall be solely those of an unsecured creditor of the Bank. Any asset acquired by the Bank in connection with its plans to fund the Bank's liabilities hereunder shall not be deemed to be held under any trust for the benefit of the Director or his Beneficiaries or to be considered security for the performance of the obligations of the Bank, but shall be, and remain, a general, unpledged, unrestricted asset of the Bank.

     D. This Agreement and the Bank's obligations hereunder shall be binding upon its successors and permitted assigns. The Bank may not assign its rights or obligations hereunder without the Director's prior written consent. In addition, the Bank agrees it shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group of persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Director under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     E. This Agreement may be revoked or amended in whole or in part by a writing signed by both of the parties hereto.

     F. This Agreement shall be subject to and construed under the laws of the State of North Carolina.

     IN WITNESS THEREOF, the Bank has caused this Amended and Restated Director's Retirement Plan Agreement to be signed in its corporate name by its duly authorized officer, and impressed with its corporate seal, attested by its Secretary, and the Director has hereunto set his hand and seal, all on the day and year first above written.

                                             HOME SAVINGS BANK, SSB
Attest:

/s/ Ruby Adams                               By:     /s/ Thomas A. Vann
----------------------------                         ---------------------------
Ruby Adams                                           Thomas A. Vann
Secretary
                                             Title:  President


[Corporate Seal]                             DIRECTOR:


                                             /s/ Frederick N. Holscher
                                             ---------------------------- (Seal)
                                             Frederick N. Holscher

                             AMENDED AND RESTATED
                             DIRECTOR'S RETIREMENT
                               PAYMENT AGREEMENT



     THIS AMENDED AND RESTATED DIRECTOR'S RETIREMENT PAYMENT AGREEMENT, entered into as of the 1st day of May, 1984 and amended and restated this the ___ day of December, 1995 (this "Agreement"), by and between Home Savings Bank, SSB, a mutual savings bank organized and existing under the laws of the State of North Carolina (the "Bank"), and Frederick H. Howdy (the "Director").


                             W I T N E S S E T H:


     WHEREAS, after May 1, 1984, the Bank converted its charter to a state savings bank charter and changed its name from "Home Savings and Loan Association" to "Home Savings Bank, SSB;"

     WHEREAS, the Director is rendering valuable service to the Bank and it is the desire of the Bank to have the benefit of his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death;

     WHEREAS, the Director heretofore deferred receipt of director's fees in the amount of $250.00 per month from May 1, 1984 through April 30, 1989; and

     WHEREAS, the parties desire to amend the Agreement and to restate the Agreement as amended.

     NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     Section 1.  Deferral Election.  The Director heretofore has deferred the
     ---------   -----------------
receipt by him of director's fees as described above. In exchange for such deferral, the Director shall receive from the Bank the benefits hereinafter described. Except as otherwise specifically provided herein, in order to receive benefits under this Agreement, the Director must be a director of the Bank as of his 65th birthday.

     Section 2.  Retirement Benefits.  Upon the occurrence of the Director's
     ---------   -------------------
65th birthday (except as otherwise specifically provided herein), the Bank will pay to him $1,726 per month for a continuous period of 120 months. Such continuous monthly installment payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director's 65th birthday shall occur. In the event that the Director should die after becoming entitled to receive such installment payments but before all such payments have been made, the Bank will pay all remaining installment payments to such beneficiary or beneficiaries as the Director has designated in writing to the Bank (the "Beneficiaries"). In the event of the death of the last living Beneficiary before all remaining installment payments have been made, the balance of any payments which remain unpaid at such Beneficiary's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, any payments remaining unpaid at the Director's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 3.  Pre-Retirement Death Benefits.  Should the Director die prior
     ---------   -----------------------------
to the occurrence of his 65th birthday, the Bank will pay $1,726 per month for a continuous period of 120 months to the Beneficiary or Beneficiaries of the Director. The first such monthly installment payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director died. In the event of the death of the last living Beneficiary before all installment payments shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, any payments remaining unpaid at the Director's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 4.  Termination Benefits.  Except as provided in Section 5 hereof,
     ---------   --------------------
if the Director terminates his service as a director of the Bank, for any reason other than death or the attainment of his 65th birthday, he (or his Beneficiary) shall be entitled to the benefits set forth in Section 2 of this Agreement, commencing on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director's 65th birthday or, if earlier, death occurs.

     Section 5.  Extraordinary Transactions.  In the event that the Director's
     ---------   --------------------------
service as a director of the Bank is terminated for any reason coincident with or within twenty-four (24) months following a merger of the Bank with or into another business entity or the sale by the Bank of more than a majority of its assets, then the Director shall be entitled to the benefits set forth in Section 2 and the Bank shall commence to make monthly installment payments to the Director as described therein on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which such merger or asset sale is consummated.

     Section 6.  General Provisions.
     ---------   ------------------

     A. Except as otherwise provided by this Agreement, it is agreed that neither the Director, any Beneficiary nor any other person claiming any right or interest under this Agreement through the Director or any Beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey any right to receive any benefits hereunder.

     B. The benefits and rights provided under this Agreement are in addition to, and are independent of, those benefits and rights provided under any other agreements between the parties hereto. This Agreement shall not be deemed to constitute an agreement of employment or for services between the parties hereto or as conferring upon the Director the right to continue as a director of the Bank.

     C. The rights of the Director under this Agreement and of any Beneficiary shall be solely those of an unsecured creditor of the Bank. Any asset acquired by the Bank in connection with its plans to fund the Bank's liabilities hereunder shall not be deemed to be held under any trust for the benefit of the Director or his Beneficiaries or to be considered security for the performance of the obligations of the Bank, but shall be, and remain, a general, unpledged, unrestricted asset of the Bank.

     D. This Agreement and the Bank's obligations hereunder shall be binding upon its successors and permitted assigns. The Bank may not assign its rights or obligations hereunder without the Director's prior written consent. In addition, the Bank agrees it shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group of persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Director under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     E. This Agreement may be revoked or amended in whole or in part by a writing signed by both of the parties hereto.

     F. This Agreement shall be subject to and construed under the laws of the State of North Carolina.

     IN WITNESS THEREOF, the Bank has caused this Amended and Restated Director's Retirement Plan Agreement to be signed in its corporate name by its duly authorized officer, and impressed with its corporate seal, attested by its Secretary, and the Director has hereunto set his hand and seal, all on the day and year first above written.

                                    HOME SAVINGS BANK, SSB
Attest:

/s/ Ruby Adams                      By:    /s/ Thomas A. Vann
-----------------------------              -------------------------------
Ruby Adams                                 Thomas A. Vann
Secretary

                                    Title: President

[Corporate Seal]                    DIRECTOR:


                                    /s/ Frederick H. Howdy
                                    ------------------------------------ (Seal)
                                    Frederick H. Howdy

                             AMENDED AND RESTATED
                             DIRECTOR'S RETIREMENT
                               PAYMENT AGREEMENT



     THIS AMENDED AND RESTATED DIRECTOR'S RETIREMENT PAYMENT AGREEMENT, entered into as of the 1st day of May, 1984 and amended and restated this the 14th day of December, 1995 (this "Agreement"), by and between Home Savings Bank, SSB, a mutual savings bank organized and existing under the laws of the State of North Carolina (the "Bank"), and Charles E. Parker, Jr. (the "Director").


                             W I T N E S S E T H:


     WHEREAS, after May 1, 1984, the Bank converted its charter to a state savings bank charter and changed its name from "Home Savings and Loan Association" to "Home Savings Bank, SSB;"

     WHEREAS, the Director is rendering valuable service to the Bank and it is the desire of the Bank to have the benefit of his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death;

     WHEREAS, the Director heretofore deferred receipt of director's fees in the amount of $250.00 per month from May 1, 1984 through April 30, 1989; and

     WHEREAS, the parties desire to amend the Agreement and to restate the Agreement as amended.

     NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     Section 1.  Deferral Election.  The Director heretofore has deferred the
     ---------   -----------------
receipt by him of director's fees as described above. In exchange for such deferral, the Director shall receive from the Bank the benefits hereinafter described. Except as otherwise specifically provided herein, in order to receive benefits under this Agreement, the Director must be a director of the Bank as of his 65th birthday.

     Section 2.  Retirement Benefits.  Upon the occurrence of the Director's
     ---------   -------------------
65th birthday (except as otherwise specifically provided herein), the Bank will pay to him $2,748 per month for a continuous period of 120 months. Such continuous monthly installment payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director's 65th birthday shall occur. In the event that the Director should die after becoming entitled to receive such installment payments but before all such payments have been made, the Bank will pay all remaining installment payments to such beneficiary or beneficiaries as the Director has designated in writing to the Bank (the "Beneficiaries"). In the event of the death of the last living Beneficiary before all remaining installment payments have been made, the balance of any payments which remain unpaid at such Beneficiary's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, any payments remaining unpaid at the Director's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 3.  Pre-Retirement Death Benefits.  Should the Director die prior
     ---------   -----------------------------
to the occurrence of his 65th birthday, the Bank will pay $2,748 per month for a continuous period of 120 months to the Beneficiary or Beneficiaries of the Director. The first such monthly installment payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director died. In the event of the death of the last living Beneficiary before all installment payments shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, any payments remaining unpaid at the Director's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 4.  Termination Benefits.  Except as provided in Section 5 hereof,
     ---------   --------------------
if the Director terminates his service as a director of the Bank, for any reason other than death or the attainment of his 65th birthday, he (or his Beneficiary) shall be entitled to the benefits set forth in Section 2 of this Agreement, commencing on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director's 65th birthday or, if earlier, death occurs.

     Section 5.  Extraordinary Transactions.  In the event that the Director's
     ---------   --------------------------
service as a director of the Bank is terminated for any reason coincident with or within twenty-four (24) months following a merger of the Bank with or into another business entity or the sale by the Bank of more than a majority of its assets, then the Director shall be entitled to the benefits set forth in Section 2 and the Bank shall commence to make monthly installment payments to the Director as described therein on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which such merger or asset sale is consummated.

     Section 6.  General Provisions.
     ---------   ------------------

     A. Except as otherwise provided by this Agreement, it is agreed that neither the Director, any Beneficiary nor any other person claiming any right or interest under this Agreement through the Director or any Beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey any right to receive any benefits hereunder.

     B. The benefits and rights provided under this Agreement are in addition to, and are independent of, those benefits and rights provided under any other agreements between the parties hereto. This Agreement shall not be deemed to constitute an agreement of employment or for services between the parties hereto or as conferring upon the Director the right to continue as a director of the Bank.

     C. The rights of the Director under this Agreement and of any Beneficiary shall be solely those of an unsecured creditor of the Bank. Any asset acquired by the Bank in connection with its plans to fund the Bank's liabilities hereunder shall not be deemed to be held under any trust for the benefit of the Director or his Beneficiaries or to be considered security for the performance of the obligations of the Bank, but shall be, and remain, a general, unpledged, unrestricted asset of the Bank.

     D. This Agreement and the Bank's obligations hereunder shall be binding upon its successors and permitted assigns. The Bank may not assign its rights or obligations hereunder without the Director's prior written consent. In addition, the Bank agrees it shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group of persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Director under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     E. This Agreement may be revoked or amended in whole or in part by a writing signed by both of the parties hereto.

     F. This Agreement shall be subject to and construed under the laws of the State of North Carolina.

     IN WITNESS THEREOF, the Bank has caused this Amended and Restated Director's Retirement Plan Agreement to be signed in its corporate name by its duly authorized officer, and impressed with its corporate seal, attested by its Secretary, and the Director has hereunto set his hand and seal, all on the day and year first above written.

                                    HOME SAVINGS BANK, SSB
Attest:

/s/ Ruby Adams                      By:    /s/ Thomas A. Vann
-----------------------------              ----------------------------------
Ruby Adams                                 Thomas A. Vann
Secretary
                                    Title: President


[Corporate Seal]                    DIRECTOR:


                                    /s/ Charles E. Parker, Jr.
                                    ----------------------------------- (Seal)
                                    Charles E. Parker, Jr.

                             AMENDED AND RESTATED
                             DIRECTOR'S RETIREMENT
                               PAYMENT AGREEMENT

     THIS AMENDED AND RESTATED DIRECTOR'S RETIREMENT PAYMENT AGREEMENT, entered into as of the 1st day of May, 1984 and amended and restated this the 14th day of December, 1995 (this "Agreement"), by and between Home Savings Bank, SSB, a mutual savings bank organized and existing under the laws of the State of North Carolina (the "Bank"), and Thomas A. Vann (the "Director").

                             W I T N E S S E T H:

     WHEREAS, after May 1, 1984, the Bank converted its charter to a state savings bank charter and changed its name from "Home Savings and Loan Association" to "Home Savings Bank, SSB;"

     WHEREAS, the Director is rendering valuable service to the Bank and it is the desire of the Bank to have the benefit of his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death;

     WHEREAS, the Director heretofore deferred receipt of director's fees in the amount of $250.00 per month from May 1, 1984 through December 31, 1984, in the amount of $350.00 per month from January 1, 1985 through April 30, 1989, and in the amount of $100.00 per month from May 1, 1989 through December 31, 1989;

     WHEREAS, the Director has agreed to defer receipt of director's fees in the amount of $220.35 per month from September 1, 1995 until the end of his term as a director; and

     WHEREAS, the parties desire to amend the Agreement and to restate the Agreement as amended.

     NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     Section 1.  Deferral Election.  The Director heretofore has deferred the
     ---------   -----------------
receipt by him of director's fees and has agreed to defer additional director's fees, all as described above. In exchange for such agreement to defer and deferral, the Director shall receive from the Bank the benefits hereinafter described. Except as otherwise specifically provided herein, in order to receive benefits under this Agreement, the Director must be a director of the Bank as of his 65th birthday.

     Section 2.  Retirement Benefits.  Upon the occurrence of the Director's
     ---------   -------------------
65th birthday (except as otherwise specifically provided herein), the Bank will pay to him $8,256 per month for a continuous period of 120 months. Such continuous monthly installment payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director's 65th birthday shall occur. In the event that the Director should die after becoming entitled to receive such installment payments but before all such payments have been made, the Bank will pay all remaining installment payments to such beneficiary or beneficiaries as the Director has designated in writing to the Bank (the

"Beneficiaries"). In the event of the death of the last living Beneficiary before all remaining installment payments have been made, the balance of any payments which remain unpaid at such Beneficiary's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, any payments remaining unpaid at the Director's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 3.  Pre-Retirement Death Benefits.  Should the Director die prior
     ---------   -----------------------------
to the occurrence of his 65th birthday, the Bank will pay $8,256 per month for a continuous period of 120 months to the Beneficiary or Beneficiaries of the Director. The first such monthly installment payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director died. In the event of the death of the last living Beneficiary before all installment payments shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, any payments remaining unpaid at the Director's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 4.  Termination Benefits.  Except as provided in Section 5 hereof,
     ---------   --------------------
if the Director terminates his service as a director of the Bank, for any reason other than death or the attainment of his 65th birthday, he (or his Beneficiary) shall be entitled to the benefits set forth in Section 2 of this Agreement, commencing on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director's 65th birthday or, if earlier, death occurs.

     Section 5.  Extraordinary Transactions.  In the event that the Director's
     ---------   --------------------------
service as a director of the Bank is terminated for any reason coincident with or within twenty-four (24) months following a merger of the Bank with or into another business entity or the sale by the Bank of more than a majority of its assets, then the Director shall be entitled to the benefits set forth in Section 2 and the Bank shall commence to make monthly installment payments to the Director as described therein on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which such merger or asset sale is consummated.

     Section 6.  General Provisions.
     ---------   ------------------

     A. Except as otherwise provided by this Agreement, it is agreed that neither the Director, any Beneficiary nor any other person claiming any right or interest under this Agreement through the Director or any Beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey any right to receive any benefits hereunder.

     B. The benefits and rights provided under this Agreement are in addition to, and are independent of, those benefits and rights provided under any other agreements between the parties hereto. This Agreement shall not be deemed to constitute an agreement of employment or for services between the parties hereto or as conferring upon the Director the right to continue as a director of the Bank.

     C. The rights of the Director under this Agreement and of any Beneficiary shall be solely those of an unsecured creditor of the Bank. Any asset acquired by the Bank in connection with its plans to fund the Bank's liabilities hereunder shall not be deemed to be held under any trust for the benefit of the Director or his Beneficiaries or to be considered security for the performance of the obligations of the Bank, but shall be, and remain, a general, unpledged, unrestricted asset of the Bank.

     D. This Agreement and the Bank's obligations hereunder shall be binding upon its successors and permitted assigns. The Bank may not assign its rights or obligations hereunder without the Director's prior written consent. In addition, the Bank agrees it shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group of persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Director under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     E. This Agreement may be revoked or amended in whole or in part by a writing signed by both of the parties hereto.

     F. This Agreement shall be subject to and construed under the laws of the State of North Carolina.

     IN WITNESS THEREOF, the Bank has caused this Amended and Restated Director's Retirement Plan Agreement to be signed in its corporate name by its duly authorized officer, and impressed with its corporate seal, attested by its Secretary, and the Director has hereunto set his hand and seal, all on the day and year first above written.

                                    HOME SAVINGS BANK, SSB
Attest:

/s/ Ruby Adams                      By:    /s/ William L. Wall
-------------------------                  -----------------------------
Ruby Adams                                 William L. Wall
Secretary
                                    Title: Executive Vice President

[Corporate Seal]                    DIRECTOR:

                                    /s/ Thomas A. Vann
                                    ---------------------------------- (Seal)
                                    Thomas A. Vann

                            HOME SAVINGS BANK, SSB
                    DIRECTOR'S RETIREMENT PAYMENT AGREEMENT
                   AS AMENDED AND RESTATED DECEMBER 14, 1995

                             --------------------

                                1996 Amendment
                             --------------------

          WHEREAS, Home Savings Bank, SSB (the "Bank") has entered into a Director's Retirement Payment Agreement (the "Agreement"), originally effective May 1, 1984 and as amended and restated effective December 14, 1995, with Directors E. Buckman, Jr., F. Howdy, C. Parker, Jr., and T. Vann (the "Directors"); and

          WHEREAS, the Bank has entered into Agreements, originally effective January 1, 1987, as amended and restated effective December 14, 1995, with Directors L. Gibbs, Jr., and F. Holscher; and

          WHEREAS, the Bank has authorized an amendment to the Agreement with each Director in order to address issues arising from the Bank's upcoming conversion from mutual to stock form;

          NOW, THEREFORE, pursuant to Section 6.E. of each Agreement, the Agreement with each Director is hereby amended as follows, effective immediately on execution hereof:

          1. The Agreement is renamed as the Home Savings Bank, SSB 1984 Director's Deferred Payment Agreement, as amended and restated effective December 14, 1995, and such name is replaced accordingly wherever its appears in the Agreement.

          2. The last sentence of Section 1 of the Agreement is deleted in its entirety.

          3. The first sentence of Section 2 of the Agreement is amended in its entirety to provide as follows: (with italics herein identifying new text):

                  Upon the occurrence of the earlier of the Director's 65th
              birthday or his termination of employment for any reason on or after attaining age 55 (except as otherwise specifically provided herein), the Bank will pay to him $_______ [no change to existing agreement] per month for a continuous period of 120 months. Such continuous monthly installment payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the earlier of the Director's 65th birthday or his termination of employment for any reason on or after attaining age 55 shall occur.

1996 Amendment
Amended and Restated Director's
 Retirement Payment Agreement
Page 2

          4. The first sentence of Section 3 of the Agreement is amended by replacing the words "the occurrence of his 65th birthday" with the words "the commencement of payments pursuant to Section 2 hereof".

          5. Section 4 of each Agreement shall be amended in its entirety to provide as follows (with italics herein identifying new text):

                  In the event that, prior to the commencement of payments
              pursuant to Section 2 hereof, a Director's service as a director of the Bank is terminated for any reason other than death, then the Director (or his Beneficiary) shall be entitled to the benefits set forth in Section 2 of this Agreement, commencing on the date determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director's 55th birthday, or if earlier, death occurs.

          6.  Section 5 of the Agreement shall be deleted in its entirety, and
Section 6 shall be renumbered as Section 5.

          7. Former Section 6 of the Agreement, renumbered herein as Section 5, shall be amended through addition of the following paragraphs immediately at the end thereof:

          G. Notwithstanding any other provision of this Agreement that may be contrary or inconsistent herewith, not later than ten business days after a Change in Control (as defined in the last paragraph of this Section 6.G.), the Bank shall (i) deposit in a grantor trust (the "Trust") that is designed in accordance with Revenue Procedure 92-64 and has a trustee independent of the Bank, the Company and any successor to their interest, an amount equal to the present value of all benefits that may become payable under this Agreement, unless the Director has previously provided a written release of any claims under this Agreement, and (ii) provide the trustee of the Trust with a written direction to hold said amount and any investment return thereon in a segregated account for the benefit of the Director, and to follow the procedures set forth in the next paragraph as to the payment of such amounts from the Trust.

                  At any time or from time to time following a Change in
              Control, the Director may provide the trustee of the Trust with a written schedule directing that the trustee pay to the Director amounts designated in the schedule as being payable pursuant to this Agreement. Within three business days after receiving said notice, the trustee of the Trust shall send a copy of the notice to the Bank via overnight and registered mail (return receipt requested). On the fifth business day after mailing said notice to the Bank, the trustee of the Trust shall pay the Director the amount designated therein in immediately available funds, unless prior thereto

1996 Amendment
Amended and Restated Director's
 Retirement Payment Agreement
Page 3

              the Bank provides the trustee with a written notice directing the trustee to withhold such payment. In the latter event, the trustee shall submit the dispute to non-appealable binding arbitration for a determination of the amount payable to the Director pursuant to this Agreement, and the costs of such arbitration (including any attorneys' fees incurred by the Director) shall be paid by the Bank. The trustee shall choose the arbitrator to settle the dispute, and such arbitrator shall be bound by the rules of the American Arbitration Association in making his determination. The parties and the trustee shall be bound by the results of the arbitration and, within three days of the determination by the arbitrator, the trustee shall pay from the Trust the amounts required to be paid to the Director and/or the Bank, and in no event shall the trustee be liable to either party for making the payments as determined by the arbitrator.

                  Upon receiving the Director's release of all claims under this
              Agreement, the trustee of the Trust shall pay to the Bank or its successor in interest the entire balance remaining in the segregated account maintained for the benefit of the Director. The Director shall thereafter have no further interest in the Trust pursuant to this Agreement.

                  For purposes of this Agreement, "Change in Control" shall mean any one of the following events: (i) the acquisition of ownership, holding, or power to vote more than 25% of the voting stock of the Bank or NewSouth Bancorp, Inc. (the "Company"), (ii) the acquisition of the ability to control the election of a majority of the Bank's or the Company's directors, (iii) the acquisition of a controlling influence over the management or policies of the Bank or of the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), or (iv) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Bank or of the Company (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. Notwithstanding the foregoing, the Company's ownership of the Bank shall not of itself constitute a Change in Control for purposes of the Agreement. For purposes of this paragraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

          8. Nothing contained herein shall be held to alter, vary or affect any of the terms, provisions, or conditions of the Agreement entered into thereunder, other than as stated above.

1996 Amendment
Amended and Restated Director's
 Retirement Payment Agreement
Page 4

          WHEREFORE, on this 23rd day of October, 1996, the Bank and each Director who is party to an Agreement hereby execute this 1996 Amendment to the Plan.

                                         HOME SAVINGS BANK, SSB


                                         By  /s/  Frederick H. Howdy
                                           --------------------------
                                                Its Chairman of the Board

October 23, 1996
---------------------
Date                                     Attest:   William L. Wall      (Seal)
                                                ------------------------



                                         DIRECTORS


Brenda S. Ipoch                          /s/ Edmund T. Buckman, Jr.
---------------------                    -------------------------------
Witness:                                 E. Buckman, Jr.


Brenda S. Ipoch                          /s/ Frederick H. Howdy
---------------------                    -------------------------------
Witness:                                 F. Howdy


Brenda S. Ipoch                          /s/ Charles E. Parker, Jr.
---------------------                    -------------------------------
Witness:                                 C. Parker, Jr.


Brenda S. Ipoch                          /s/ Frederick N. Holscher
---------------------                    -------------------------------
Witness:                                 F. Holscher


Brenda S. Ipoch                          /s/ Linley H. Gibbs, Jr.
---------------------                    -------------------------------
Witness:                                 L. Gibbs, Jr.


Brenda S. Ipoch                           /s/ Thomas A. Vann
---------------------                     ------------------------------
Witness:                                  T. Vann